UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2008

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 25, 2008 we announced that our Board of Directors began exploring a broad range of operating and strategic alternatives for our non-core misses apparel catalog titles in order to provide a greater focus on our core brands and to enhance shareholder value.  The non-core misses apparel catalog titles met the requirements of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” to be accounted for as held for sale as of May 3, 2008.  The operations and cash flows of our non-core misses apparel catalog titles will be eliminated from our financial statements upon the sale and we will not have any significant involvement in the operations after the sale.  Accordingly, the results of the non-core misses apparel catalog titles were reported as discontinued operations in our condensed consolidated financial statements as of May 3, 2008 and February 2, 2008 and for the thirteen week periods ended May 3, 2008 and May 5, 2007, which were included in our Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2008.  The Form 10-Q was filed with the U. S. Securities and Exchange Commission on June 6, 2008.

The attached Exhibit 99.1 presents unaudited pro forma condensed consolidated statements of operations for the quarterly and year-to-date periods ended August 4, 2007, November 3, 2007, and February 2, 2008 (the second, third, and fourth quarters of our fiscal year ended February 2, 2008).  These unaudited pro forma condensed consolidated statements of operations reflect the operations of our non-core misses apparel catalog titles as discontinued operations, and have been prepared on a basis comparable with the financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2008.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibit attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated statements of operations for the Registrant for the quarterly and year-to-date periods ended August 4, 2007, November 3, 2007, and February 2, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: June 12, 2008	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated statements of operations for the Registrant for the quarterly and year-to-date periods ended August 4, 2007, November 3, 2007, and February 2, 2008.

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